Exhibit 10.25



                           LOAN AND SECURITY AGREEMENT


                                     BETWEEN

                       1444 ASSOCIATES AND MEPS ASSOCIATES

                                       AND

                                 SOVEREIGN BANK

                            DATED AS OF AUGUST 9,1999

                                      INDEX

Section                                                                    Page

1.       The Loan.............................................................1

2.       Loan Term/Interest Rate..............................................1

3.       The Properties.......................................................1

4.       Use of Funds/Revolving Facility......................................2

5.       Collateral; General Assignment.......................................2

6.       Conditions Precedent.................................................3

7.       Disbursement and Application of Loan Proceeds........................4

8.       Representations and Warranties.......................................4

9.       Advances.............................................................6

10.      Extension of Maturity Date...........................................6

11.      Other Obligations and Covenants of Borrower..........................7

12.      Substitution of Collateral...........................................9

13.      Compliance With Contracts............................................9

14.      Compliance With All Laws.............................................9

15.      Proof of Title.......................................................9

16.      Warrant of Attorney.................................................10

17.      Indemnity...........................................................10

18.      Defaults............................................................10

19.      Notices.............................................................10

20.      Severability........................................................10

21.      Third Parties.......................................................10

22.      Complete Agreement..................................................10

23.      Governing Law.......................................................11

24.      Waiver of Jury Trial................................................11

25.      Counterparts........................................................11

26.      Miscellaneous.......................................................11

LIST OF EXHIBITS

EXHIBIT A -.......LEGAL DESCRIPTION OF PROPERTY
EXHIBIT B -.......LOAN ADVANCE REQUISITION FORM

                           LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT is made as of this 9th day of August, 1999 between 1444 ASSOCIATES ("1444"), a Pennsylvania limited partnership with an address at 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070 and MEPS ASSOCIATES, a Pennsylvania limited partnership with an address at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070 ("MEPS") (individually, the "Borrower" and collectively, the "Borrowers") and SOVEREIGN BANK, (the "Bank"), with an address at Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, Pennsylvania 19085.

         Intending to be legally bound, Borrower and Bank hereby agree as follows:

         1. The Loan. Subject to the terms and conditions of this Agreement, Bank agrees to lend to the Borrowers up to Seven Million Dollars ($7,000,000) (the "Funds" or the "Loan" and as used in Section 12 herein, the "Loan Commitment"). All capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Loan Documents (as herein defined). Such documents include but are not limited to a Note in the face amount of the Loan (the "Note"), two Mortgage and Security Agreements (individually, the "Mortgage" and collectively, the "Mortgages"), two Assignments of Rents and Leases (individually, the "Assignment of Leases" and collectively, the "Assignments of Leases"), an Environmental Indemnity Agreement (the "Environmental Indemnity"), a Guaranty and Surety Agreement (the "Guaranty") from Hersha Hospitality Trust (the "Guarantor"), a Pledge and Security Agreement (the "Pledge") and UCC- I Financing Statements (the "UCCs"). This Agreement, the Note, the Mortgage, the Assignment of Leases, the Environmental Indemnity, the Guaranty, the Pledge and the UCCs and any other documents executed and delivered in connection with closing of the Loan or otherwise evidencing or securing the Loan are herein collectively referred to as the "Loan Documents".

         2. Loan Term/Interest Rate. Subject to the terms and conditions contained in the Note, the term of the Loan shall be for a period of twenty-four months from the date hereof, with a Maturity Date of August 8th, 2001. So long as no Event of Default (as defined herein) has occurred, interest shall be charged on the outstanding principal balance at a rate of the Wall Street Journal published Prime Rate.

         3. The Properties. 1444 owns certain real property and the improvements thereon situated at 1010 Race Street, Philadelphia, Pennsylvania (the "1444 Property") and MEPS owns certain real property and the improvements thereon situated at Interstate 80 and U.S. Highway 220, Milesburg, Centre County, Pennsylvania (the "MEPS Property"). The 1444 Property and the MEPS Property are sometimes collectively herein referred to as the "Properties". The Properties are more fully described in Exhibit A attached hereto.

         4. Use of Funds/Revolving Facility. A Borrower shall use the Funds as a revolving working capital facility. A Borrower shall notify Bank three (3) regular business days in advance of an anticipated draw of a Borrower's request to incur a revolving advance under the Note. Borrower's request to draw shall include a description of the proposed use of the Funds. Further, either Borrower, or a representative of either Borrower, shall have the power and right to act on behalf of and bind both Borrowers, including the right to notify Bank of a requested draw, and Bank may rely on such notice or other communication. During the term of the Loan, Borrower may use the Funds by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions herein. The Funds be made available to the applicable Borrower on the day so requested by way of credit to such Borrower's operating account at Bank in immediately available federal funds or other immediately available funds.

         5. Collateral, General Assignment. Each Borrower hereby grants to Bank, as security for the performance of this Agreement and payment of the principal of and interest on the Note and all advances now or hereafter made by Bank to or for the benefit of Borrower under this Agreement, the Mortgage or any instrument delivered to Bank pursuant to this Agreement or any other evidence of indebtedness, a security interest in (a) all materials delivered to the site of the Property but not yet incorporated therein, now owned or hereafter acquired,
(b) all machinery, equipment, fixtures, furnishings, furniture, appliances, general intangibles, accounts, accounts receivable and other personalty of Borrower, now owned or hereafter acquired, and intended to be incorporated into or used in connection with the Improvements, (c) all insurance on all the foregoing and the proceeds of any sale or exchange of the foregoing in whole or in part, and (d) all property of Borrower which at any time Bank shall have or have the right to have in its possession, or which is in transit to it, including without limitation, any balance or share of any deposit, trust, agency, escrow or other account with Bank and any amounts which may be owing from time to time by Bank to Borrower. Borrower hereby also assigns and grants to Bank a security interest in, and agrees Bank shall have and be able to exercise, until all amounts payable to Bank under the Note, the Mortgage or this Agreement have been paid in full, all of Borrower's right, title and interest in, to and under all contracts, instruments, documents, licenses, permits, surveys, approvals and agreements of any kind relating to the Property or the Improvements or marketing, sale, leasing, financing or operation of all or any part of the Property, now owned or hereafter acquired, and the proceeds of any of the foregoing provided that so long as no Event of Default shall have occurred and be continuing hereunder, Borrower shall have the benefits of such right, title and interest, except Borrower shall not terminate, cancel or amend or suffer or permit the termination, cancellation or amendment or default or expiration of any assigned instrument without Bank's prior approval, except for any amendment (i) for which Bank's consent is not otherwise expressly required by the terms of the Loan Documents, (ii) which does not increase the cost of the Property or otherwise jeopardize or adversely affect the completion or operation of the Property or Bank's security for the Loan and (iii) of which Bank is given a copy. Borrower shall continue to be solely liable for all obligations of Borrower under any assigned instrument and neither Borrower nor any other party thereto shall look to Bank to pay or perform any of such obligations unless and until Bank shall have notified such party in writing that Bank has elected to assume such obligations, and then only to the extent set forth in such assumption. In the event of foreclosure of a Mortgage, the purchaser at such foreclosure shall also acquire all of the right, title and interest of Borrower in, to and under said contracts, instruments, documents, licenses, permits, surveys, approvals and agreements, but such purchaser shall be liable only for the obligations expressly assumed by such purchaser. The foregoing constitutes a security agreement under the Uniform Commercial Code.

                  Further, in the event of foreclosure of a Mortgage, Bank shall have the absolute right to collect and enforce any and all remedies available to it and may, by means of illustration, foreclose on either or both Mortgages and may do so in any order it chooses. Bank shall have the right, in its sole discretion, to release either of the Borrowers or Guarantor from its obligations under this Agreement or the Loan Documents and to proceed against the remaining Borrower or Guarantor, as applicable.

                  For purposes of this Agreement, the term "Collateral" shall mean the right, title and interest of Bank in the property described in the Mortgage and the property described in this Section.

                  Borrower will execute or join with Bank in executing such financing statements and continuation statements under the Uniform Commercial Code or other applicable law as Bank may specify in order to perfect and maintain perfection of Bank's security interest in any of the Collateral and will pay the costs of filing the same in such public offices as Bank may designate.

         6. Conditions Precedent. The obligation of Bank to advance the Funds hereunder is subject to the following conditions precedent:

                  (a) The Bank shall have satisfactorily reviewed Phase I and Phase II (if the latter is applicable) environmental studies;

                  (b) Borrower shall have received and satisfactorily reviewed an MAI appraisal of the 1444 Property and the MEPS Property, which appraisals shall evidence, in the aggregate a 60% loan-to-value for each Property (the "Loan-to-Value");

                  (c) Bank shall have received and satisfactorily reviewed Guarantor's financial statements and tax returns;

                  (d) Borrowers shall establish all Property-related operating and deposit accounts with the Bank, which accounts shall be pledged to the Bank as security for the Loan. Further, Borrower shall;

                  (e) Borrowers shall have delivered to Bank a commitment for title insurance in form and substance satisfactory to Bank, insuring each Mortgage as a first lien, subject only to such exceptions as may be approved in writing by Bank and containing any endorsements required by Bank;

                  (f) Bank shall have received and satisfactorily reviewed evidence of insurance as stipulated by Section 1.4 of the Mortgage;

                  (g) Borrower shall have delivered to Bank a commitment fee in the amount of one-half percent (1/2%) of the Loan amount, or $35,000;

                  (h) Bank shall have received and satisfactorily reviewed an ALTA/ASCM metes and bounds survey for the Property;

                  (i) Borrower shall deliver to Bank a written opinion of Borrower's counsel, dated the date of Closing and addressed to Bank, in form and substance satisfactory to Bank;

                  (j) Borrower shall have delivered to Bank the Loan Documents and any other documents reasonably required by Bank in connection with the closing or funding of the Loan.

         7. Disbursement and Application of Loan Proceeds. So long as there has occurred no Event of Default or any event or condition which, with the passage of time or giving of notice or both could become an Event of Default, Bank shall be obligated to advance the Funds against the Note.

                  Each request for an advance shall be made by a loan advance requisition in the form attached hereto as Exhibit B.

                  All conditions to the obligation of Bank to make advances hereunder are imposed solely and exclusively for the benefit of Bank and its assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Bank will make or not make advances in the absence of strict compliance with any or all thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Bank at any time if, in its sole discretion, it deems it advisable to do so. In no event shall any other party be deemed to be a beneficiary of the Funds that may be advanced to Borrower pursuant to the terms hereof or have any right to an accounting therefor. Bank shall not in any way or for any purpose be deemed to be or to become a partner of or a joint venturer or a member of a joint enterprise with Borrower in connection with the ownership or operation of the Property or the Loan contemplated herein.

         8. Representations and Warranties. Borrowers represent and warrant that:

                  (a) Each Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, is duly qualified and in good standing to conduct business in those jurisdictions in which its ownership of property or the conduct of its business requires such qualification, and has the requisite power and authority to make and perform its obligations under this Agreement, the Note and the Loan Documents and under all other documents delivered to Bank pursuant hereto and to carry out the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement and the execution and delivery of the Note and the Loan Documents have been duly authorized by all requisite partnership action of each Borrower and will not violate any provision of law or any judgment, order or regulation of any court or of any public or governmental agency or authority applicable to each Borrower or the partnership agreement of each Borrower or conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of each Borrower pursuant to the terms of any agreement, indenture or instrument to which each Borrower or any of either Borrower's constituent general partners is a party or by which each Borrower or any of such partners or any of their properties are bound.

                  (c) This Agreement, the Note and the Loan Documents when executed and delivered by each Borrower will be the legal, valid and binding obligations of the parties thereto in accordance with their respective terms.

                  (d) There is no claim, litigation or governmental proceeding against either Borrower or any of either Borrower's constituent general partners now pending or, to the knowledge of either Borrower, threatened, which is substantial in amount or which, if adversely determined would have a material adverse effect on the financial condition or business of either Borrower or any of such partners, or would adversely affect the Property or the ability of either Borrower to perform its respective obligations under this Agreement, the Note or the Loan Documents, except such as are adequately covered by insurance and have been disclosed in the financial statements hereinafter referred to or except such as have been disclosed to Bank in writing.

                  (e) The balance sheet and profit, loss and surplus statement of each Borrower as of 12/31/97 are complete and correct, were prepared in accordance with generally accepted accounting principles consistently applied and fairly set forth the financial condition of each Borrower as of the date thereof and the result of its operations for the period covered thereby, and said balance sheet reflects all liabilities of each Borrower direct or contingent as of the date thereof.

                  (f) Each Borrower has filed all federal, state and local tax returns required to be filed and has paid all taxes as shown on said returns to be due.

                  (g) There has been no material adverse change which has not been disclosed to Bank in the condition of either Borrower, financial or otherwise, from that shown on its balance sheet and profit, loss and surplus statement referred to in paragraph (e) above.

                  (h) Neither Borrower has knowledge of any violation, nor is there any notice or other record of any violation, of any zoning, subdivision, environmental, building or other statute, ordinance, regulation, restrictive covenant or other restriction applicable to the Property or the Property.

                  (i) The use of the Property and the Improvements for the purpose contemplated hereby and the operation of the Property do and shall, in all respects, comply with, and are lawful, permitted and conforming uses under, all applicable building, fire, safety, subdivision, zoning, sewer, environmental, securities, health, insurance and other laws, ordinances, rules, regulations and plan approval conditions of any governmental or public body or authority and each Borrower has obtained all permits, licenses or approvals from such governmental or public bodies or authorities.

                  (j) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance of this Agreement or the Loan Documents, the issuance of the Note or the carrying out by each Borrower of the transactions contemplated hereby, except such as have been or will, prior to the first advance hereunder, be obtained.

                  (k) There exist no liens, encumbrances or other charges against the Property, the Improvements or any property relating thereto other than the Mortgage and the security interests created hereby or pursuant hereto, including statutory and other liens of mechanics, workmen, contractors, subcontractors, suppliers, taxing authorities and others, except those disclosed to and approved by Bank.

                  (1) All utility services necessary for the operation of the Property, including water supply, storm and sanitary sewer facilities, gas, electricity and telephone facilities are available within the boundaries of the Property.

                  (m) All roads necessary for the full utilization of the Property and the Improvements for their intended purposes have either been completed or the necessary rights-of-way therefor have been acquired by the appropriate governmental authority.

                  All of the above representations and warranties shall be continuing and survive the making of this Agreement and the issuance of the Note.

         9. Advances. Notwithstanding anything herein to the contrary, Bank shall not advance more than the amount of the Designated Loan-to-Value for each Property on an individual basis.

         10. Extension of Maturity Date. Borrower shall have the option of extending the Maturity Date of the Loan for up to twelve additional months (the "Extension Period") upon satisfaction of the following terms and conditions:

                  (a) Borrower shall give not less than sixty (60) days' prior written notice to Bank of Borrower's request to extend the Maturity Date.

                  (b) At and as of the time any such extension is to take effect, there shall have occurred no Event of Default, or any event or condition which, with the passage of time or giving of notice or both could become an Event of Default, provided that if Borrower cures any such event or condition existing at such time, within the applicable grace period set forth herein, if any, this condition shall be deemed satisfied as of the date of such cure.

                  (c) On or before the commencement date of the Extension Period, Borrower shall pay to the Bank an extension fee of twenty thousand dollars ($20,000).

                  (d) On or before the commencement date of the Extension Period, Borrower shall execute any other documents reasonably requested by Bank, including but not limited to a reaffirmation of the Guaranty.

         11.      Other Obligations and Covenants of Borrower.

                  (a) Borrower will forward to Bank promptly after receipt, copies of all notices, permits or other documents (excepting only notices for non-delinquent taxes due) received by Borrower from any governmental authority relating to the Property or the Improvements or from any person claiming a mechanic's or materialmen's lien against the Property or the Property.

                  (b) Beginning on October 1, 1999, and on a quarterly basis thereafter during the term of the Loan, Borrower shall deliver to Bank operating statements for the Property;

                  (c) Beginning on May 1, 2000, and on an annual basis thereafter, Borrower and Guarantor shall deliver to Bank a copy of Borrower's and Guarantor's federal and state tax returns and accountant-prepared financial statements;

                  (d) Borrower will forward to Bank promptly after receipt, copies of all notices, permits or other documents (excepting only notices for non-delinquent taxes due) received by Borrower from any governmental authority relating to the Property or the Improvements or from any person claiming a mechanic's or materialmen's lien against the Property or the Property;

                  (e) Borrower shall ensure the maintenance of a minimum Property Cash Flow (as herein defined) of $950,000, measured annually on a combined basis, as follows:

                           (i)      "Property Cash Flow" shall mean the sum of
Property Operating Income, and unearned income of Borrower (such as dividends and interest) projected to be received by Borrower, less Property Operating Expenses.

                           (ii)     "Property Operating Expenses" means all
expenses incurred by Borrower for such period in the normal course of operating the Property (excluding Debt Service and other charges payable on the Loan), including but not limited to maintenance fees, real estate taxes and insurance premiums, expenses and the expensed portion of capitalized expenditures related to the repair and maintenance of the Property, expenses related to the management and marketing of the Property and all legal and accounting expenses. Property Operating Expenses shall be determined on a cash basis method, except that any expense otherwise defined as a Property Operating Expense which is regularly incurred on a yearly, quarterly, bimonthly, semiannually or biannual basis, or at any other regular interval spanning more than one month, shall be amortized over the number of months included within that interval for the purpose of calculating Property Operating Expenses. Legal, accounting and other professional fees which are directly incurred on account of a capital expenditure may be amortized over time in accordance with, and not to exceed the period prescribed by, GAAP. The Property Operating Expenses shall not include non-cash items and prepaid expenses that are not prepaid in the ordinary course of business. Property Operating Expenses shall include a 5% management fee.

                           (iii)    "Property Operating Income" shall mean the
gross income or revenues for such period (determined on a cash basis method) derived in any manner whatsoever for the operation of the Property, including but not limited to room rentals (fixed, minimum, guaranteed, additional, overage, percentage, participation or any other type or kind, including premiums paid for short term or month-to-month leases), food and beverage income, laundry, concession and gift shop income, fees, charges, late charges, business interruption insurance, or otherwise for the use or occupancy of all or any part of the Property, or for any services, equipment or furnishings provided in connection with such use or occupancy, including without limitation vending, washer and dryer machine income, forfeited deposits, fees from amenities offered at the Property, utility income and reimbursement for Property Operating Expenses. Property Operating Income shall specifically exclude any unearned income (such as dividends and interest), proceeds from hazard insurance or condemnation awards, security deposits, prepaid rent, and any payment received by Borrower representing proceeds of borrowed money.

                  (f) Borrower shall be prohibited from placing obtaining additional financing secured by a Property or Properties, or to otherwise encumbers a Property or the Properties without Bank's prior written consent.

                  (g) In the event of any lien being filed against the Property or final judgment for the payment of money involving more than $50,000 against Borrower or any Guarantor, Borrower or Guarantor shall cause the same to be discharged or bonded off to the satisfaction of Lender within sixty (60) days from the filing of the lien or the entry of the order, decree or process;

                  (h) From time to time upon the request of the Bank, borrower shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Bank may reasonably deem necessary or desirable to confirm this Agreement and the Note, to carry out the purpose in it and intent hereof and thereof or to enable Bank to enforce any of its rights hereunder or thereunder.

         12. Substitution of Collateral. Bank, in its sole discretion, shall review requests from Borrower to substitute new collateral (the "New Collateral") for the existing Collateral, upon satisfaction of the following terms and conditions:

                  (a) Borrower shall deliver to Bank a written request for the collateral substitution not less than sixty (60) days prior to such substitution taking effect;

                  (b) the proposed New Collateral shall be of equal or greater value, as determined by Bank in its sole discretion, provided, however, that if the New Collateral shall be of lesser value, Bank shall review Borrower's request for substitution in exchange for a corresponding reduction in the Loan Commitment;

                  (c) Borrower shall deliver to Bank any and all documents requested by Bank to evidence the taking of the New Collateral, including but not limited to an M.A.I. appraisal in form and substance satisfactory to Bank, a Phase I environmental report and property operating statements, an Assignment of Rents and Leases related to the substituted property and Open-End Mortgage and Security Agreement related to the substituted property; and

                  (d) if Borrower requests Bank to allow the substitution of a new borrowing entity, such substitution shall be subject to all of Bank's underwriting requirements and documentation procedures and any decision to accept a new borrowing entity shall be at Bank's sole discretion.

         13. Compliance With Contracts. Borrower will comply with all requirements and satisfy all conditions of all contracts, bonds or insurance which insure or relate to all or any part of this Agreement, the Property, the Improvements or Borrower. The foregoing includes without limitation compliance with all the terms and satisfaction of all the conditions of the General Contract. In the event of a failure by Borrower to comply with any of such terms or satisfy any of such conditions, Bank may undertake such compliance or satisfaction on Borrower's behalf and any sums expended by Bank in connection therewith shall be deemed advances hereunder against the Note and secured by the Loan Documents.

         14. Compliance With All Laws. Borrower will comply with all laws applicable to Borrower or the Property or the Improvements, including without limitation zoning and use laws and building restrictions and regulations.

         15. Proof of Title. Borrower will deliver to Bank, upon demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures, equipment, machinery, appliances, furniture, furnishings or other personal property incorporated in the Improvements or subject to the lien of the Mortgage or included in the Collateral.

         16. Warrant of Attorney. Borrower hereby irrevocably appoints Bank as attorney-in-fact to do in Borrower's stead all things believed by Bank reasonably necessary to effect performance of this Agreement, including without limitation filing notices in public records and endorsing checks or drafts payable to Borrower and Bank jointly. The foregoing appointment is coupled with an interest and is solely for protection of Bank's security and, therefore, is not intended to confer any right of action on any third party.

         17. Indemnity. Borrower hereby indemnifies Bank and agrees to hold Bank harmless from any loss, expense or damage on account of anything arising out of or in connection with this Agreement, the Note, the Collateral Documents, the Property, the Improvements or any of the documents and instruments delivered to Bank in compliance with this Agreement unless caused solely by the Bank's gross negligence or willful misconduct. This indemnity shall survive the completion of the Improvements and payment of the Note.

         18. Defaults. The occurrence of an "Event of Default" as defined in the Mortgage shall constitute an event of default hereunder and under the Note and the Loan Documents.

         19. Notices. Any notice, demand or request under this Agreement shall be made in accordance with Section 6.03 of the Mortgage.

         20. Severability. If any provision hereof or of the Note is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof.

         21. Third Parties. This Agreement shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns. Borrower may not, without the prior written consent of Bank, assign any of its rights or obligations under this Agreement. The parties intend that no other person or entity is to have any claim or any interest under this Agreement, and no other person or entity is to have any right of action hereon or hereunder.

         22. Complete Agreement. Taken together with the Note, the Loan Documents and the other instruments, contracts and documents delivered in compliance herewith, this Agreement is a complete memorandum of the agreement of Borrower and Bank. Waivers or modifications of any provision hereof must be in writing signed by the party to be charged with the effect thereof.

         23. Governing Law. Except to the extent applicable law may require otherwise, this Agreement shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania.

         24. Waiver of Jury Trial. Borrower and Bank hereby waive the right to trial by jury in any action arising hereunder.

         25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         26.      Miscellaneous.

                  (a) The captions preceding the text of the Sections of this Agreement are for convenience of reference and shall not constitute a part of this Agreement, nor shall they in any way affect its meaning, construction or effect. Unless the context clearly indicates a contrary intent.

                  (b) The terms "Borrower" and "Borrowers" shall mean the person or persons specifically named herein as "Borrower" or "Borrowers" and their respective heirs, executors, administrators, successors and assigns.

                  (c) The term "Bank" shall mean the person specifically named herein as "Bank" or any successor to or assignee of its rights hereunder and under the Note.

                  (d) The word "person" shall mean individual, corporation, partnership, Joint venture or unincorporated association.

                  (e)      The use of any gender shall include all genders.

                  (f) The singular number shall include the plural and the plural the singular as the context may require.

                  (g) If Borrower is more than one person, all agreements, conditions, covenants, provisions, stipulations, warrants of attorney, authorizations, waivers, releases, options, undertakings, indemnities, rights and benefits made or given by Borrower shall be joint and several and shall legally bind and affect all persons who are defined as "Borrower" as fully as though all of them were specifically named herein wherever the term "Borrower" is used, and each of them shall be deemed to have made the representations and warranties of herein set forth.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

   BORROWERS:

   1444 Associates, a Pennsylvania limited partnership

   By:      Hersha Hospitality Limited Liability Company ("HHLLC"), a
            Virginia limited liability company, as sole general partner of 1444 Associates

            By: Hersha Hospitality Limited Partnership, a Virginia limited partnership, as sole member of HHLLC

(signatures continued on next page)

(signatures continued from previous page)


                 By: Hersha Hospitality Trust, a Maryland Business Trust, as sole general partner of HHLP


                          By:      /s/ Hasu P. Shah
                                   ------------------------------------
                                   Name: Hasu P. Shah
                                   Title: President


  MEPS Associates, a Pennsylvania limited partnership

  By:      Hersha Hospitality Limited Liability Company ("HHLLC"), a
           Virginia limited liability company, as sole general partner of 1444 Associates

           By: Hersha Hospitality Limited Partnership, a Virginia limited partnership, as sole member of HHLLC

                   By: Hersha Hospitality Trust, a Maryland Business Trust, as sole general partner of HHLP


                            By:      /s/ Hasu P. Shah
                                     ------------------------------------
                                     Name: Hasu P. Shah
                                     Title: President

                            BANK:

                            SOVEREIGN BANK


                            By:      /s/ Richard J. Narkiewicz
                                     ------------------------------------
                                     Name: Richard J. Narkiewicz
                                     Title: Vice President